UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 10, 2007

NASCENT WINE COMPANY, INC.

(Exact name of Registrant as specified in charter)

Nevada	333-120949	82-0576512
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2355-A Paseo de las Americas
San Diego, California		92154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (619) 661-0458

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement.

On July 10, 2007, the registrant executed an Asset Purchase Agreement with Grupo Sur Promociones de Mexico, S.A. de C.V. (the “Company”), Francesca Wright de Cowal (“Wright de Cowal”) and Gregory Cowal Robbins (“Robbins”) to purchase all of the issued and outstanding capital stock of the Company (except one share retained by Wright de Cowal) (the “Acquisition”). The closing of the Acquisition was also completed on July 10, 2007.

The purchase price for the Acquisition payable to Wright de Cowal was $4,500,000, payable as follows: (a) $1,000,000 in cash; and (b) a Convertible Promissory Note in favor of Wright de Cowal in the principal amount of $3,500,000. Under the terms of the Asset Purchase Agreement, additional consideration may be paid in the event that the Company achieves total revenue of at least $23,000,000 and total pre-tax net income of at least $800,000 for the twelve months ended December 31, 2007, as determined by the registrant’s independent public accounting firm. Such additional consideration, if paid, shall consist of $1,500,000 of the registrant’s restricted common stock, based on the closing price of the registrant’s common stock on the NASD Over-The-Counter Bulletin Board on the date of the auditor’s final report with respect to such financial statements.

The Convertible Promissory Note bears simple interest at the rate of 6% per annum. At any time on or prior to December 31, 2008, Wright de Cowal may convert all or any part of the outstanding principal amount of the Convertible Promissory Note, and all accrued but unpaid interest thereon, into whole shares of the registrant’s common stock at a conversion price per share of $0.83. In lieu of the issuance of fractional shares, the number of shares of the registrant’s common stock to be issued shall be rounded down to the nearest whole number.

Unless earlier accelerated, prepaid, or converted, the registrant will re-pay the Convertible Promissory Note as follows:  (i) $1,500,000 on June 30, 2008; and (ii) $2,000,000, plus all accrued but unpaid interest on the principal amount, on December 31, 2008. The registrant may prepay all or any portion of the Convertible Promissory Note, at any time without the prior written consent of Wright de Cowal and without premium or penalty.

In connection with the Acquisition, the Company entered into an Employment Agreement with Wright de Cowal (the “President Employment Agreement”), effective July 15, 2007.  The President Employment Agreement provides that Wright de Cowal will be employed as the President of the Company, unless earlier terminated pursuant to the terms of the President Employment Agreement, for an initial term of two years, automatically renewable thereafter for successive one-year terms, unless either party provides a written termination notice pursuant to the terms of the President Employment Agreement. In addition, for fiscal year 2007, Wright de Cowal will receive (i) a monthly base salary of $7,300 (ii) an annual bonus of $7,300, (iii) medical benefits for Wright de Cowal and her child, (iv) life insurance benefits, and (v) an automobile lease and related expenses. If Wright de Cowal’s employment is terminated by the Company “Without Cause” (as such term is defined in the President Employment Agreement) or by Wright de Cowal with “Good Reason” (as such term is defined in the President Employment Agreement) prior to the expiration of the President Employment Agreement, Wright de Cowal will be entitled to receive, subject to her continuing compliance with the confidentiality, non-competition and non-solicitation provisions of the President Employment Agreement and the Company’s receipt of an appropriate release from Wright de Cowal, her base salary, benefits and accrued incentive compensation through the date of termination plus severance benefits equal to her base salary in effect as of the date of termination and her benefits during the remainder of the then current term. If Wright de Cowal’s employment is terminated for any reason other than Without Cause or for Good Reason, Wright de Cowal will be entitled to receive her base salary, benefits and, unless terminated for Cause (as such term is defined in the President Employment Agreement), accrued incentive compensation, through the date of termination, and her right to receive any other compensation or benefits will terminate as of the date of such termination.

In connection with the Acquisition, the Company entered into an Employment Agreement with Iliya Petar Zogovic Wright (the “CEO Employment Agreement”), effective July 15, 2007.  The CEO Employment Agreement provides that Mr. Wright will be employed as the Chief Executive Officer of the Company, unless earlier terminated pursuant to the terms of the CEO Employment Agreement, for an initial term of two years, automatically renewable thereafter for successive one-year terms, unless either party provides a written termination notice pursuant to the terms of the CEO Employment Agreement. In addition, for fiscal year 2007, Mr. Wright will receive (i) a monthly base salary of $6,000 (ii) an annual bonus of $6,000, (iii) medical and life insurance benefits, and (iv) an automobile lease and related expenses. If Mr. Wright’s employment is terminated by the Company “Without Cause” (as such term is defined in the CEO Employment Agreement) or by Mr. Wright with “Good Reason” (as such term is defined in the CEO Employment Agreement) prior to the expiration of the CEO Employment Agreement, Mr. Wright will be entitled to receive, subject to his continuing compliance with the confidentiality, non-competition and non-solicitation provisions of the CEO Employment Agreement and the Company’s receipt of an appropriate release from Mr. Wright, his base salary, benefits and accrued incentive compensation through the date of termination plus severance benefits equal to his base salary in effect as of the date of termination and his benefits during the remainder of the then current term. If Mr. Wright’s employment is terminated for any reason other than Without Cause or for Good Reason, Mr. Wright will be entitled to receive his base salary, benefits and, unless terminated for Cause (as such term is defined in the CEO Employment Agreement), accrued incentive compensation, through the date of termination, and his right to receive any other compensation or benefits will terminate as of the date of such termination.

In connection with the Acquisition, the Company entered into an Employment Agreement with Robbins (the “President of International Employment Agreement”), effective July 15, 2007.  The President of International Employment Agreement provides that Robbins will be employed as the President of International of the Company, unless earlier terminated pursuant to the terms of the President of International Employment Agreement, until December 31, 2007. In addition, for fiscal year 2007, Robbins will receive (i) a monthly base salary of $7,300 (ii) an annual bonus of $7,300, (iii) medical benefits for Robbins and his immediate family, (iv) life insurance benefits, and (v) automobile expenses. If Robbins’ employment is terminated by the Company “Without Cause” (as such term is defined in the President of International Employment Agreement) or by Robbins with “Good Reason” (as such term is defined in the President of International Employment Agreement) prior to the expiration of the President of International Employment Agreement, Robbins will be entitled to receive, subject to his continuing compliance with the confidentiality, non-competition and non-solicitation provisions of the President of International Employment Agreement and the Company’s receipt of an appropriate release from Robbins, his base salary, benefits and accrued incentive compensation through the date of termination plus severance benefits equal to his base salary in effect as of the date of termination and his benefits during the remainder of the then current term. If Robbins’ employment is terminated for any reason other than Without Cause or for Good Reason, Robbins will be entitled to receive his base salary, benefits and, unless terminated for Cause (as such term is defined in the President of International Employment Agreement), accrued incentive compensation, through the date of termination, and his right to receive any other compensation or benefits will terminate as of the date of such termination.

The foregoing descriptions of the Asset Purchase Agreement, the Convertible Promissory Note, the President Employment Agreement, the CEO Employment Agreement and the President of International Employment Agreement are qualified in their entirety by reference to the complete text of each of the agreements, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Acquisition is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

On July 11, 2007, the registrant issued a press release entitled: “Nascent Wine Company, Inc. Completes Acquisition of Grupo Sur Promociones.” A copy of this press release is furnished as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item will be filed by amendment not later than 71 calendar days after the date that this initial Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro form financial information required by this Item will be filed by amendment not later than 71 calendar days after the date that this initial Report on Form 8-K must be filed.

(d)   Exhibit

Exhibit Number	Description of Exhibit

4.1	Convertible Promissory Note for the principal amount of $3,500,000 in favor of Francesca Wright de Cowal
10.1	Stock Purchase Agreement, dated as of July 10, 2007, by and among Nascent Wine Company, Inc., the Persons set forth on Schedule A thereto, and Grupo Sur Promociones de Mexico, S.A. de C.V.
10.2	Employment Agreement, made as of July 15, 2007, by and between Grupo Sur Promociones de Mexico SA de C.V. and Gregory Cowal Robbins
10.3	Employment Agreement, made as of July 15, 2007, by and between Grupo Sur Promociones de Mexico SA de C.V. and Francesca Cowal Wright
10.4	Employment Agreement, made as of July 15, 2007, by and between Grupo Sur Promociones de Mexico SA de C.V. and Iliya Petar Zogovic Wright
99.1	Press Release dated July 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nascent Wine Company, Inc.
(Registrant)

Date: July 16, 2007	By:	/s/ Sandro Piancone
		Name:	Sandro Piancone
		Its:	Chief Executive Officer